GUARANTY

Guaranty, dated as of the 22nd day of December 2003 is made by OWNERSHIP, having an address at 5301 Cypress St., Suite 111, Tampa, FL 33607 (hereinafter referred to as the "Guarantor"), in favor of The Fortius Foundation Fund, L.P., having an address at 590 Madison Avenue, New York, New York 10022 (hereinafter referred to as the "Lender") to secure the obligations of XRG, INC., having an address at 5301 Cypress St., Suite 111, Tampa, FL 33607 (hereinafter referred to as the "Maker"), as evidenced by a Promissory Note of even date herewith made by Maker to Lender (the "Note").

                                    RECITALS

         WHEREAS , concurrently herewith the Lender is providing a loan to XRG, INC., having an address at 5301 Cypress St., Suite 111, Tampa, FL 33607 in the sum of Three Hundred Fifty Thousand ($350,000.00) Dollars (the "Loan"); and

         WHEREAS, as a condition of providing the Loan, the Lender has required the execution and delivery of this Guaranty by the Guarantor.

         NOW, THEREFORE, in consideration of the foregoing, and intending to be legally bound, the Guarantor hereby agrees as follows:

                              W I T N E S S E T H:

1. The Guaranty. Guarantor acknowledges that he is aware of the terms and conditions of the Loan Agreement, and does hereby irrevocably and unconditionally guarantee, without offset or deduction, jointly and severally, the due and punctual payment when due by Debtor of all monies now or hereafter due Lender pursuant to the Loan Agreement (collectively, "Payment Obligations") and the prompt and proper performance by Debtor of all of its obligations to Lender pursuant to the Loan Agreement, other than those relating to the payment of money (collectively, "Non-Payment Obligations") (all such Payment Obligations and Non-Payment Obligations being hereinafter collectively referred to as the "Obligations"). Guarantor agrees that in the event that Debtor fails to pay any Payment Obligation or perform any Non-Payment Obligation for any reason whatsoever (including, without limitation, the liquidation, insolvency, bankruptcy, reorganization, arrangement or readjustment of, or other similar proceedings affecting the status, existence, assets or obligations of, Debtor, or the disaffirmance with respect to Debtor of any of the Agreements, Guarantor will promptly pay or perform, as the case may be, such Obligations upon demand of Lender. To the fullest extent permitted by law, the obligations of Guarantor hereunder shall not be affected by (a) any lack in the genuineness, validity, regularity or enforceability of any of the Debtor's obligations under the Agreements; (b) any direction of application by Debtor or any other party; (c) any other continuing or other guaranty or undertaking or the taking or releasing by Lender of any security or any further security in connection with the Agreements; (d) any payment on or in reduction of any other guaranty or undertaking; or (e) any dissolution, termination, or increase, decrease or changes of personnel of Debtor.

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         2. Guarantor Affirmation - Guarantor hereby affirms that upon any investment made either by Equitex Venture Group through its Fortius Income and Growth Fund or as a result of any refinancing or other loan arrangements, the Lender herein shall receive prior preference and will be repaid full principal and accrued interest at the closing of said financing.

         3. Waiver of Defenses. Guarantor waives any right to require Lender to
(a) proceed against Debtor; (b) proceed against or exhaust any security held from Debtor; or (c) pursue any other remedy in Lender's power whatsoever. Guarantor waives any defense based on or arising out of any defense of Debtor other than payment in full and performance of the Obligations, including without limitation any defense based on or arising out of the disability of Debtor, the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of Debtor other than payment in full and performance of the Obligations. Lender may, at its election, foreclose on any security held by Lender by one or more judicial sales, whether or not every aspect of any such sale is commercially reasonable, or exercise any other right or remedy Lender may have against Debtor, or any security, without affecting or impairing in any way the liability of Guarantor under this Guaranty, except to the extent the Obligations have been paid or performed. Guarantor waives any defense arising out of such an election by Lender, even if the election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Guarantor against Debtor or any security. Guarantor waives all presentments, demands for performance, notices of protest, notices of dishonor and notices of acceptances of this Guaranty.

         4. Guaranty Absolute and Continuing. To the fullest extent permitted by law, Guarantor agrees that his obligations hereunder are absolute and shall not be affected by (a) any failure of Lender, inadvertent or deliberate, to protect, secure, insure, perfect or realize upon, or any negligence by Lender with respect to, any collateral, security interest or lien which may secure any Obligations or the obligations of Guarantor hereunder, (b) any amendment, waiver, renewal, compromise, extension, acceleration or other modification of the terms of the Agreements or (c) any other circumstances which might otherwise constitute a legal or equitable defense to or discharge of the obligation of a surety or a guarantor. This is a continuing guaranty of payment with respect to the Payment Obligations and not of collection. A separate action or actions may be brought and prosecuted against Guarantor whether or not action is brought against Debtor or whether or not Debtor be joined in any such action or actions. Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting their liability under this Guaranty. Any payment by Debtor or other circumstance that operates to toll any statute of limitations as to Debtor shall also operate to toll the statute of limitations as to Guarantor.

         5. Enforceability of Guaranty. In the event that Lender shall be stayed or otherwise precluded by any law or rule, or any order of any court, from proceeding against Debtor with respect to any Payment Obligations, Guarantor hereby agrees, to the fullest extent permitted by law, that for purposes of this Guaranty, Lender may nevertheless cause such Payment Obligations to become immediately due and payable by Guarantor by a notice to such effect; and that Guarantor shall thereupon pay all such Payment Obligations in full or, as Lender may direct, purchase all such Payment Obligations owed to Lender (without recourse) by paying the full amount thereof to Lender in cash.

         6. Subsequent Recovery from Lender. If any claim is ever made upon Lender for repayment or recovery of any amount or amounts received by it in payment or on account of any of the Obligations, Lender shall promptly notify Guarantor and extend to Guarantor reasonable opportunity to defend the same at the expense of Guarantor, and if Lender repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body or (b) any settlement or compromise of any such claim effected in good faith by Lender with any such claimant, Guarantor agree that any such judgment, decree, order, settlement or compromise shall be binding upon Guarantor, and Guarantor shall be and remain liable to Lender hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by Lender.

         7. Subordination. Any indebtedness of Debtor now or hereafter held by Guarantor is hereby subordinated to the indebtedness of Debtor to Lender, and all such indebtedness of Debtor to Guarantor, if Lender so requests, shall be collected, enforced, and received by Guarantor as trustee for Lender and be paid over to Lender on account of the indebtedness of Debtor to Lender, without affecting or impairing in any manner the liability of Guarantor under the other provisions of this Guaranty.

         8. Waiver; Modification. No delay on the part of Lender in exercising any of its options, powers, or rights, and no partial or single exercise thereof, shall constitute a waiver thereof. No waiver of any of its rights hereunder, and no modification or amendment of this Guaranty, shall be deemed to be made by Lender unless the same shall be in writing, duly signed on behalf of Lender and each such waiver, if any, shall apply only with respect to the specific instance involved, and shall in no way impair the right of Lender or the obligations of Guarantor in any other respect at any other time.

         9. Assignment by Lender. Guarantor agrees that Lender may assign without notice all or a part of its rights hereunder and Guarantor agrees, in such case, that any such assignee shall have the rights of Lender hereunder and further agrees to perform any such assigned obligations for the benefit of any such assignee.

         10. Invalidity and Construction. If any provision of this Guaranty contravenes or is held invalid under the laws of any jurisdiction, this Guaranty shall be construed as though it did not contain that provision, and the rights and liabilities of the parties to this Guaranty shall be construed and enforced accordingly. This Guaranty shall be construed as to its fair meaning and not strictly for or against Lender or Guarantor.

         11. Joint and Several Obligations. The obligations hereunder are joint and several, and independent of the obligations of Debtor, and a separate action or actions may be brought and prosecuted against the Guarantor whether action is brought against Debtor or whether Debtor be joined in any such action or actions; and Guarantor waives the benefit of any statute of limitations affecting his liability hereunder or the enforcement thereof.

         12. Notices, Demands. Any notice, demand or request hereunder shall be in writing and shall be deemed to have been validly given or made upon delivery, if personally delivered, or on the date mailed, if mailed postage prepaid, by first class mail, addressed to the party to be notified at the address set forth after its name on the signature page hereof or to such other address as any party may hereafter designate for itself or himself by written notice to the other parties in the manner herein prescribed.

         13. Governing Law. This Guaranty and the rights and obligations of Lender and of Guarantor hereunder shall be governed and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and shall be binding upon Guarantor and its successors and assigns, and this Guaranty shall inure to the benefit of and be enforceable by Lender and its successors and assigns.

         14. Successors and Assigns. This Guaranty shall be binding upon, and be enforceable against the Guarantor and the Guarantor's heirs, legal representatives, successors and assigns and shall inure to the benefit of Debtor and its successors and assigns.

         15. Attorneys' Fees. Guarantor agrees to pay reasonable attorneys' fees and all other costs and expenses which may be incurred by Lender in the enforcement of this Guaranty.

         IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed and delivered to Lender as of the day and year written above.


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                                        Address:____________________

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